- ----------------------------------------------------------------------


                                   FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         ---------------------------------------------------------------


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 3

         The undesigned registrant hereby amends Item 7 to its Current Report on Form 8-K dated December 28, 1995, which was filed with the Securities and Exchange Commission on January 11, 1996. The Consolidated Pro Forma Condensed Statement of Operations for the Twelve Months Ended December 31, 1994, the Consolidated Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 1995, and the Notes to the Consolidated Pro Forma Condensed Financial Statements were revised to include the entire item being amended on Form 8-K/A No. 1 filed March 11, 1996 and Form 8-K/A No. 2 filed April 19, 1996. In addition, the Consolidated Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 1995 was revised to reflect the changes made to the Statement on Form 10-Q/A No. 3, filed with the Commission on May 13, 1996.

ITEM 7.   Financial Statements, pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Real Estate Properties Acquired
         (b)      Pro Forma Financial Information
         (c)      Exhibits

                  (23)     Consent of experts

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                             UNITED DOMINION REALTY TRUST, INC.
                                       (Registrant)

                             /s/ JERRY A. DAVIS

                                 Jerry A. Davis
                                 Vice-President & Corporate Controller

Date:             December 28, 1995

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

            Description                                           Location

(a)         Financial Statements of Businesses Acquired          3 through 14

(b)         Pro Forma Financial Information                     15 through 25

(c)         Exhibits
            (23)     Consents of Independent Auditors           26 through 29

                        [L.P. MARTIN & COMPANY LETTERHEAD]

                          Independent Auditors' Report



To the Owners of
Marble Hill Apartments



We have audited the accompanying statement of rental operations (as defined in Note 2) of Marble Hill Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Marble Hill Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Marble Hill Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Marble Hill Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


/s/ L. P. MARTIN & COMPANY, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 5, 1995

                             MARBLE HILL APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY   $ 1,237,472



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                    53,441
Repairs and Maintenance             274,840
Utilities                           107,391
Property Management Fees             62,436
Other Operating Expenses            196,621


  TOTAL RENTAL PROPERTY EXPENSES    694,729



  INCOME FROM RENTAL OPERATIONS  $  542,743



The accompanying notes are an integral part of this statement.

                             MARBLE HILL APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994







NOTE 1 - BASIS OF PRESENTATION



Marble Hill Apartments (The Property) consists of a 253 unit townhouse residential apartment community located in Richmond, Virginia together with the existing leases. The assets that comprise the Property have been held as an investment of Shelter Properties VI Limited Partnership, a South Carolina limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Insigna Management Group,
L.P., an affiliate of the owner of the property.   Fees for such services were
5% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to UDR at Marble Hill, L.L.C. on September 28,
1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                        [L.P. MARTIN & COMPANY LETTERHEAD]



                          Independent Auditors' Report





To the Owners of
Mallards of Wedgewood Apartments





We have audited the accompanying statement of rental operations (as defined in Note 2) of Mallards of Wedgewood Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Mallards of Wedgewood Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mallards of Wedgewood Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Mallards of Wedgewood Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.



/s/ L. P. MARTIN & COMPANY, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
December 6, 1995

                        MALLARDS OF WEDGEWOOD APARTMENTS


                         STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY   $     1,305,300



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                       113,228
Repairs and Maintenance                 168,920
Utilities                                22,782
Property Management Fees                 52,610
Other Operating Expenses                211,915

 TOTAL RENTAL PROPERTY EXPENSES         569,455

 INCOME FROM RENTAL OPERATIONS        $ 735,845




The accompanying notes are an integral part of this statement.

                        MALLARDS OF WEDGEWOOD APARTMENTS



                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994





NOTE 1 - BASIS OF PRESENTATION



Mallards of Wedgewood Apartments (The Property) consists of a 240 unit garden style residential apartment community located in Lakeland, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Wedgewood Golf Associates, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Insignia Management Group,
L.P., an affiliate of the owner of the property.   Fees for such services were
4% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on July 27, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                        [L.P. MARTIN & COMPANY LETTERHEAD]


                          Independent Auditors' Report



To the Owners of
Andover Place Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of Andover Place Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Andover Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Briar Club Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Andover Place Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.






/s/ L. P. MARTIN & COMPANY, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 7, 1995

                            ANDOVER PLACE APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994



REVENUES FROM RENTAL PROPERTY       $ 1,175,173

RENTAL PROPERTY EXPENSES:
Real Estate Taxes                       117,862
Repairs and Maintenance                 298,993
Utilities                                97,830
Property Management Fees (Note 3)        58,668
Other Operating Expenses                204,529

   TOTAL RENTAL PROPERTY EXPENSES       777,882
   INCOME FROM RENTAL OPERATIONS     $  397,291




The accompanying notes are an integral part of this statement.

                            ANDOVER PLACE APARTMENTS


                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994




NOTE 1 - BASIS OF PRESENTATION



Andover Place Apartments, formerly Vinings at Heritage Place, Phase II, (The Property) consists of a 200 unit garden style residential apartment community located in Orlando, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Heritage Place II Associates, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Florida RS, Inc., an affilitate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 28, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          Independent Auditors' Report





To the Owners of
Hunters Ridge at Walden Lake Apartments



We have audited the accompanying statement of rental operations (as defined in Note 2) of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Hunters Ridge at Walden Lake Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hunters Ridge at Walden Lake Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.






/s/ L. P. MARTIN & COMPANY, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 21, 1995

                    HUNTERS RIDGE AT WALDEN LAKE APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY                 $  1,923,110



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                                  181,104
Repairs and Maintenance                            240,754
Utilities                                          181,398
Property Management Fees (Note 3)                   77,051
Other Operating Expenses                           368,916

   TOTAL RENTAL PROPERTY EXPENSES                1,049,223
   INCOME FROM RENTAL OPERATIONS             $     873,887


The accompanying notes are an integral part of this statement.

                    HUNTERS RIDGE AT WALDEN LAKE APARTMENTS


                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994







NOTE 1 - BASIS OF PRESENTATION



Hunters Ridge at Walden Lake Apartments (The Property) consists of a 352 unit garden style residential apartment community located in Plant City, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Walden Lake I Apartments, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Lincoln Property Services,
Inc., an affiliate of the owner of the property.   Fees for such services were
4% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on June 30, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       UNITED DOMINION REALTY TRUST, INC.
                           CERTAIN PROPERTIES ACQUIRED
            COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                            (IN THOUSANDS OF DOLLARS)




Rental income                                                         $ 5,641
Rental expenses (excluding depreciation):
         Utilities                                     $ 409
         Repairs and maintenance                         983
         Real estate taxes                               466
         Property management                             251
         Other rental expenses                           982            3,091
                                                       -----          -------
Excess of revenues over certain rental expenses                       $ 2,550
                                                                      =======



                       UNITED DOMINION REALTY TRUST, INC.
                           CERTAIN PROPERTIES ACQUIRED
            COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                            (IN THOUSANDS OF DOLLARS)


Rental income                                                       $ 3,670
Rental expenses (excluding depreciation):
         Utilities                                        $ 256
         Repairs and maintenance                            627
         Real estate taxes                                  320
         Property management                                171
         Other rental expenses                              555       1,929
                                                          -----     -------
Excess of revenues over certain rental expenses                     $ 1,741
                                                                   ==========

                      NOTES TO COMBINED SUMMARY OF REVENUES
                           AND CERTAIN RENTAL EXPENSES


         The combined summary of revenues and certain rental expenses reflect the combined operations of Hunters Ridge Apartments, Mallards of Wedgewood Apartments, Marble Hill Apartments and Andover Place Apartments ("the properties"), for the year ended December 31, 1994 based upon the audited statements of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1995 based upon the unaudited statements of rental operations of the property. During 1994 and a portion of 1995, the properties were owned by an entity other than United Dominion Realty Trust, Inc. (the "Company").

         The combined summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

         In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.
              CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


         The accompanying consolidated balance sheet at September 30, 1995 includes the acquisitions of Hunters Ridge Apartments, Mallards of Wedgewood Apartments, Marble Hill Apartments and Andover Place Apartments as the four properties were acquired on June 30, 1995, July 27, 1995, September 28, 1995 and September 29, 1995, respectively. There are no adjustments to the accompanying consolidated balance sheet at September 30, 1995.

         The consolidated pro forma condensed statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 assume the acquisition of the properties as if they had occurred at the beginning of each period presented.

         The consolidated pro forma condensed statements have been prepared by the management of the Company. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The consolidated pro forma condensed financial statements and Notes thereto, should be read in conjunction with the Company's audited financial statements for the year ended December 31, 1994 (included in the Trust's Form 10-K for the year ended December 31, 1994) and the unaudited financial statements as of September 30, 1995 and for the nine months then ended (included in the Company's Form 10-Q for the periods ended September 30, 1995) and the accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                  (Unaudited)
                       (In thousands, except share data)







                                                              HISTORICAL (1)


Assets
Real estate owned
    Apartments                                                 $1,070,441
    Shopping centers                                                1,722
    Office and industrial buildings                                 4,608
                                                                1,076,771
    Less accumulated depreciation                                 130,228
                                                                  946,543
Real estate held for disposition                                   41,630
Cash and cash equivalents                                           7,031
Receivable from underwriters                                       57,354
Other assets                                                       27,417
                                                               $1,079,975


Liabilities and shareholders' equity
Mortgage notes payable                                           $166,732
7 1/4% Notes due April 1, 1999                                     75,000
8 1/2% debentures due September 15, 2024                          150,000
Other notes payable                                               134,992
Accounts payable, accrued expenses and other                       22,984
Distributions payable to shareholders                              12,610
                                                                  562,318

Shareholders' equity:
    Preferred stock, no par value; 25,000,000 shares
        authorized: 9 1/4%  Series A  Cumulative
        Redeemable Preferred Stock (liquidation preference
        of $25 per share), 4,200,000 shares issued and
        outstanding                                               105,000
    Common stock, $1 par value; 100,000,000 shares
         authorized 56,045,232 shares issued and
         outstanding                                               56,045
    Additional paid in capital                                    477,186
    Notes receivable from officer shareholders                     (5,959)
    Distributions in excess of earnings                          (114,794)
    Unrealized gain on securities available-for-sale                  179
    Total shareholders' equity                                    517,657
                                                               $1,079,975


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                      NOTES TO CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1995

(1) Represents the Company's Historical Balance Sheet contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995.

                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                 ACQUISITIONS
                                                                  PREVIOUSLY
                                                                  REPORTED ON
                                                                FORMS 8-K DATED
                                                                APRIL 15, 1994,
                                                                 MAY 17, 1994,           1994                       ACQUISITIONS
                                                                 MAY 26, 1994,        ACQUISITIONS   PRO FORMA       REPORTED ON
                                                             SEPTEMBER 1, 1994 AND     PRO FORMA     BEFORE 1995   FORM 8-K DATED
                                              HISTORICAL (1)  OCTOBER 14, 1994 (2)    ADJUSTMENTS   ACQUISITIONS  JUNE 30, 1995 (3)
                                              ------------     ------------------     -----------   ------------- ----------------
REVENUES

   Rental ncome                                  $139,972                $27,128                        $167,100        $11,095
   Interest income                                    756                                 (111)(10)          645
                                              ------------     ------------------     -----------   ------------- --------------
                                                  140,728                 27,128          (111)          167,745         11,095

EXPENSES
   Rental expenses:

         Utilities                                 11,206                  2,019                          13,225            681
         Repairs & maintenance                     21,216                  4,205                          25,421          1,453
         Real estate taxes                          9,658                  2,296                          11,954            741
         Property management                        4,645                  1,304         ($328)(6)         5,621            441
         Other operating expenses                  12,141                  3,629          (277)(7)        15,493          1,144
   Depreciation of real estate owned               28,729                                4,514 (8)        33,243
   Interest                                        28,521                                7,450 (9)        35,971
   General and administrative                       4,803                                                  4,803
   Other depreciation and amortization                691                                                    691
                                              ------------     ------------------     -----------   ------------- --------------
                                                  121,610                 13,453        11,359           146,422          4,460

Income before gains (losses) on
  sales of investments
  and extraordinary item                           19,118                 13,675       (11,470)           21,323          6,635

Gains (losses) on sales of investments                108                                                    108
                                              ------------     ------------------     -----------   ------------- --------------
Income before extraordinary item                   19,226                 13,675       (11,470)           21,431          6,635
Extraordinary item - early extinguishment
   of debt                                            (89)                                                   (89)
                                              ------------     ------------------     -----------   ------------- --------------
Net income                                         19,137                 13,675       (11,470)           21,342          6,635
Dividends to preferred shareholders                    --                                                      0
                                              ============     ==================     ===========   ============= ==============
Net income available to common shareholders       $19,137                $13,675      ($11,470)          $21,342         $6,635
                                              ============     ==================     ===========   ============= ==============

Net income per common share                       $  0.41                                                  $0.43
                                              ============                                          =============

Distributions declared per common share           $  0.78                                                  $0.78
                                              ============                                          =============

Weighted average number of common shares
   outstanding                                     46,182               4,022 (19)                        50,204








                                                                ACQUISITIONS
                                                                 PREVIOUSLY
                                            JUNE 30, 1995        REPORTED ON        DECEMBER 28, 1995
                                              PRO FORMA        FORM 8-K DATED          PRO FORMA            PRO
                                             ADJUSTMENTS     DECEMBER 28, 1995 (4)     ADJUSTMENTS          FORMA
                                             -------------    -----------------       --------------      ---------
REVENUES

   Rental ncome                                                          $5,641                            $183,836
   Interest income                                                                                              645
                                             --------------     ---------------       --------------      ---------
                                                         0                5,641                   0         184,481

EXPENSES
   Rental expenses:

         Utilities                                                          409                              14,315
         Repairs & maintenance                                              983                              27,857
         Real estate taxes                                                  466                              13,161
         Property management                          ($60)(11)             251                ($58)(14)      6,195
         Other operating expenses                                           982                              17,619
   Depreciation of real estate owned                 1,637 (12)                                 869 (15)     35,749
   Interest                                                                                     716 (16)     36,687
   General and administrative                                                                                 4,803
   Other depreciation and amortization                                                                          691
                                             --------------     ---------------       --------------      ---------
                                                     1,577                3,091               1,527         157,077

Income before gains (losses) on
    sales of investments
    and extraordinary item                          (1,577)               2,550              (1,527)         27,404

Gains (losses) on sales of investments                                                                          108
                                             --------------     ---------------       --------------      ---------
Income before extraordinary item                    (1,577)               2,550              (1,527)         27,512
Extraordinary item - early extinguishment
   of debt                                                                                                      (89)
                                             --------------     ---------------       --------------      ---------
Net income                                          (1,577)               2,550              (1,527)         27,423
Dividends to preferred shareholders                  6,289 (13)                               2,031 (17)      8,320
                                             ==============     ===============       ==============      =========
Net income available to common shareholders         ($7,866)             $2,550             ($3,558)        $19,103
                                             ==============     ===============       ==============      =========

Net income per common share                                                                                   $0.38
                                                                                                          =========

Distributions declared per common share                                                                       $0.78
                                                                                                          =========

Weighted average number of common shares
   outstanding                                                                                               50,204




SEE ACCOMPANYING NOTES.

                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                         ACQUISITIONS
                                                          PREVIOUSLY
                                                          REPORTED ON                       ACQUISITIONS     DECEMBER 28,
                                                           FORM 8-K         JUNE 30, 1995   REPORTED ON          1995
                                                            DATED            ACQUISITIONS   FORM 8-K DATED    ACQUISITIONS
                                             HISTORICAL    JUNE 30,            PRO FORMA     DECEMBER 28,      PRO FORMA       PRO
                                                 (1)       1995 (3)         ADJUSTMENTS (5)    1995 (4)       ADJUSTMENTS     FORMA
                                             ----------  -----------------  --------------- --------------  -------------   -------

INCOME
    Rental Income                             $143,082      $2,849              $1,045          $3,670                     $150,646
    Interest income                              1,031                               0                         (269)(18)        762
                                             ---------     ----------         -------------  -------------  -----------    --------
                                               144,113       2,849               1,045           3,670         (269)        151,408
EXPENSES
    Rental expenses:
          Utilities                             10,627         174                  64             256                       11,121
          Repairs & maintenance                 22,493         268                  98             627                       23,486
          Real estate taxes                     10,115         184                  67             320                       10,686
          Property management                    4,153         113                  20 (11)        171         ($45)(14)      4,412
          Other operating expenses              12,631         289                 106             555                       13,581
    Depreciation of real estate owned           28,545                             559 (12)                     529 (15)     29,633
    Interest                                    30,563                                                          532 (16)     31,095
    General and administrative                   3,771                                                                        3,771
    Other depreciation and amortization            835                                                                          835
    Impairment loss on real estate held
       for disposition                           1,700                                                                        1,700
                                             ---------     ----------         -------------  -------------  ------------   --------
                                               125,433       1,028                 914           1,929        1,016         130,320

Income before gains (losses) on sales of
   investments and extraordinary item           18,680       1,821                 131           1,741       (1,285)         21,088

Gains (losses) on sales of investments           4,844                                                                        4,844
                                             ----------    ----------         -------------  ------------- -------------   --------
Net income                                      23,524       1,821                 131           1,741       (1,285)         25,932
Dividends to preferred shareholders              4,209                           1,964 (13)                     635 (17)      6,808
                                             ----------    ----------         -------------  ------------- ------------    --------
Net income available to common shareholders   $ 19,315      $1,821             ($1,833)         $1,741      ($1,920)       $ 19,124
                                             ==========    ==========         =============  ============= =============   ========


Net income per common share                   $   0.37                                                                     $   0.37
                                             ==========                                                                    ========
Distributions declared per common share       $  0.675                                                                     $  0.675
                                             ==========                                                                    ========


Weighted average number of common shares
   outstanding                                  51,597                                                                       51,597



SEE ACCOMPANYING NOTES.











                       UNITED DOMINION REALTY TRUST, INC.
       NOTES TO CONSOLIDATED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND
                        THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)


BASIS OF PRESENTATION

The accompanying consolidated pro forma statements of operations assume the (i) the acquisition of four apartment communities previously reported on Form 8-K dated December 28, 1995, (ii) the acquisition of nine apartment communities previously reported on Form 8-K dated June 30, 1995, and (iii) the acquisition of apartment communities previously reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994, at the beginning of each period presented. For 1995 and 1994, the pro forma statements of operations include the April 24, 1995, sale of 4.2 million shares of 91/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and to temporarily repay in full, then existing bank debt until such time additional acquisitions were completed. Of the 4.2 million shares sold, 2.7 million shares were assumed to be used to acquire the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and 878,589 shares were assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments (two of the properties included in the acquisitions previously reported on Form 8-K dated December 28, 1995). Therefore, such consolidated pro forma statements of operations assume the issuance of 3.6 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 for the nine months ended September 30, 1995 and the sale of 3.6 million shares of preferred stock for the full year ended December 31, 1994. For 1994, the consolidated pro forma statement of operation includes the June 22, 1994 sale of 8,479,400 shares of common stock in a public offering at $14.25 per share, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 apartment properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K Dated May 26, 1994.

(1) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A
         reconciliation of net income to previously filed Forms 8-K and/or 8-K/A is as follows:

                                Filing to Update               Net Income
         8-K Filed                     8-K                    (In thousands)

         April 15, 1994         8-K/A  June 7, 1994                $   845
         May 17, 1994           8-K/A  July 26, 1994                   546
         May 26, 1994           8-K    August 31, 1994 *             6,619
         September 1, 1994      8-K/A  November 11, 1994             2,242
         October 14, 1994       8-K/A  December 29, 1994             3,423
                                                                  ---------
                                                                   $13,675

                  * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

(3) Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated June 30, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Form 8-K dated June 30, 1995.

(4) Represents actual rental income and related operating expenses of the "Acquisitions Previously Reported on Form 8-K dated December 28, 1995", as reported elsewhere herein.

(5) Represents operations of the Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 for the 33 day period from April 1, 1995 to May 3, 1995, which represents the period not owned by the Trust during the second quarter of 1995 (based on the operating statements of the properties for the stub period January 1, 1995 to March 31, 1995). The Form 8-K dated June 30, 1995 contains pro forma financial statements for the three month period ended March 31, 1995.

(6) To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. The Trust internally manages its apartment portfolio at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(7) To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107.22 per unit less than the historical insurance expense of the 5,170 apartment units contained in the Portfolio Acquisition (acquired on July 1, 1994) previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

(8) To record depreciation expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14,
         1994. Depreciation is based upon the allocation of the purchase price of the properties. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which range from 15 to 35 years. The allocation and estimated useful lives are as follows:

                                                     Estimated     Twelve Month
                                    Allocation of    Useful Life   Depreciation
                                    Purchase Price    In Years     Adjustment **

         Buildings                  $264,712,528        35            $3,937,223
         Other Improvements           16,623,950        15               576,935
         Land                         43,179,203       N/A                    --
                                    ------------                      ----------
                                    $324,515,681                      $4,514,158
                                    ============                      ==========

** The Acquisitions Previously Reported were purchased by the Trust at various times during 1994. The depreciation expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 190.01 days (out of 365 days).

(9) To record interest expense on the Acquisition Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994 at market interest rates available to the Trust at the time of each respective acquisition with debt aggregating $237,591,416 and a weighted average interest rate of 5.7492% which was assumed to have been used as follows: (i) variable-rate bank debt aggregating $161,147,168 used to fund the acquisitions at market interest rates available to the Trust at the time of each respective acquisition, (ii) fixed-rate medium-term notes payable aggregating $39,827,598, (iii) the assumption of fixed-rate mortgage notes payable aggregating $30,646,650 and (iv) the assumption of a fixed-rate tax-exempt bond in the amount of $5,970,000. The acquisitions previously reported were purchased by the Trust at various times during 1994. The interest expense adjustment is computed for each property based on the number of days not owned by the Trust during 1994. The weighted average number of days the properties were not owned by the Trust during 1994 was 199.08 days (out of 365 days).

(10) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) and for the acquisition of Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14, 1994) at market interest rates in effect at the time of the acquisition.

                                                          #Days        Interest
                                 Short-term   Interest   Interest      Income
         Property                Investment     Rate     Adjustment   Adjustment
         ----------             ------------ ---------   -----------  ----------
         Regatta Shores         $  7,364,376    4.50%      8/365      $    7,263
         Mediterranean Village    14,003,901    5.10%      3/365           5,870
         Briar Club, Covington
           Crossing and Hunters
              Trace               15,057,181    5.30%      4/365           8,745
         Portfolio Acquisition    80,000,000    5.06%      8/365          88,723
                                ------------                          ----------
                                $116,425,458                          $  110,601
                                ============                          ==========

(11) Reflects the net decrease in property management fees for the Acquisitions Previously Reported on Form 8-K dated June 30, 1995. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(12) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the Acquisitions Previously Reported on Form 8-K dated June

         30, 1995 of $65.7 million. The allocation and estimated useful lives are as follows:

                                           Estimated    Twelve
                                            Useful      Months      Nine Months
                            Allocation of    Life     Depreciation  Depreciation
                            Purchase Price  In Years  Adjustment**  Adjustment**

         Building            $50,495,338      35       $1,442,724    $492,931
         Other Improvements    2,916,939      15          194,463      66,441
         Land                 12,292,524     N\A               --          --
                              ----------               ------------ -----------
                             $65,704,801               $1,637,187    $559,372
                             ===========               ============ ===========


** The Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 were purchased by the Trust on May 4, 1995, as such, the depreciation adjustment for the nine months ended September 30, 1995 is computed for the 123 day period (out of 360 days) the properties were not owned by the Trust. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

 (13) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 2,719,412 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from the period January 1, 1995 to April 24, 1995 for the nine months ended September 30, 1995. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(14)     Reflects the net decrease in property  management fees for the
         properties.   The  Trust  internally   manages  its  apartment
         properties at a cost of approximately 3.5% of rental income. The Trust uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(15) Reflects the net adjustments to depreciation expense to record the properties at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the properties of $32.9 million. The allocation and estimated useful lives are as follows:

                              Estimated     Useful    Twelve Month  Nine Month
                            Allocation of    Life     Depreciation  Depreciation
                            Purchase Price  In Years  Adjustment**  Adjustment**
         Building            $25,438,503       35      $726,814       $442,549
         Other Improvements    2,138,662       15       142,577         86,814
                  Land         5,290,780       N\A           --             --
                             -----------              ------------  ------------
                             $32,867,945               $869,391       $529,363
                             ===========              ============  ============

** The Acquisitions Previously reported on Form 8-K Dated December 28, 1995 were purchased by the Trust at various times during the second and third quarters of 1995. The depreciation adjustment is computed for each property based on the number of days the properties were not owned by the Trust. The weighted average number of days the properties were not owned by the Trust during 1995 was 219.20 days (out of 360 days). The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(16) Reflects the additional interest expense associated with the acquisition of the properties as follows: (i) variable-rate bank debt aggregating $2.7 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition and the assumption of (ii) the assumption of a fixed-rate a mortgage note in the amount of $3.3 million bearing interest of 7.6% in connection with the acquisition of Marble Hill Apartments and (iii) the assumption of a $5.6 million variable-rate tax-exempt housing bond bearing interest of 5.14% in connection with the acquisition of Andover Place Apartments.


                                                                Twelve Month   Nine Month
                                             Amount   Interest    Interest      Interest
         Property       Type of Debt          Debt      Rate    Adjustment**  Adjustment**
         Marble Hill    Bank Debt         $ 2,629,662  6.48%     $170,402       $126,517
         Marble Hill    Mortgage Debt       3,344,066  7.60%      254,149        188,697
         Andover Place  Bank Debt              46,284  6.48%        2,999          2,227
         Andover Place  Tax-Exempt Bonds    5,620,000  5.14%      288,868        214,475
                                          -----------  -----     --------       --------
                                          $11,640,012            $716,418       $531,916
                                          ===========            ========       ========


** For the nine months ended September 30, 1995, the interest expense adjustment is for 271 days (based on a 365 day year) as the properties were purchased on September 28, 1995. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(17) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 878,589 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from January 1, 1995 to April 24, 1995 assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments. The twelve months ended December 31, 1994 includes a pro forma adjustment for the full year.

(18) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Hunters Ridge Apartments (66 of the 365 days during 1995) and Mallards of Wedgewood Apartments (93 of the 365 days during 1995) at market interest rates in effect at the time of the acquisition. As discussed in the "Basis of Presentation", Hunters Ridge Apartments and Mallards of Wedgewood Apartments were assumed to have been acquired with 878,589 shares of the preferred stock. The net proceeds from the sale of the preferred stock were received on April 24, 1995 and were temporarily invested in short-term investments until such time as these acquisitions occurred.

                                    Purchase       Interest      Interest Income
         Property                    Price           Rate          Adjustment

         Hunters Ridge            $13,403,983        6.17%          $149,544
         Mallards of Wedgewood      7,823,950        6.00%           119,610
                                  -----------                       --------
                                  $21,227,933                       $269,154
                                  ===========                       ========

19. Represents the adjustment to the weighted average number of common shares outstanding to account for the sale of 8,479,400 shares of common stock in a public offering at $14.25 per share on June 22, 1994, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 apartment properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K Dated May 26, 1994.







                       [L.P. MARTIN & COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated November 21, 1995, with respect to the statement of rental operations of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.






/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 7, 1995, with respect to the statement of rental operations of Andover Place Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.







/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 6, 1995, with respect to the statement of rental operations of Mallards of Wedgewood Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.




/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996

                       [L.P. MARTIN & COMPANY Letterhead]


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, and Registration Statement Form S-8 No. 33-58201 of United Dominion Realty Trust, Inc. of our report dated December 5, 1995 with respect to the statement of rental operations of Marble Hill Apartments for the year ended December 31, 1994, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 28, 1995.

/s/ L.P. MARTIN & COMPANY, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
March 8, 1996